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Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS




The Board of Directors
Quarterdeck Corporation:

We consent to the use of our reports incorporated herein by reference.


KPMG PEAT MARWICK LLP


Los Angeles, California
July 15, 1997


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